General (Details) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Mar. 17, 2017	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
General (Textual)
Total comprehensive loss		$ (2,545)	$ (9,007)	$ (9,743)
Negative cash flows from operating activities		(4,659)	(9,255)	(6,969)
Accumulated deficit		(55,881)	(53,336)
Cash and cash equivalents		2,828	$ 3,001	$ 10,312	$ 10,817
Short-term deposit		$ 3,500
ADR [Member]
General (Textual)
Change in ratio of ordinary shares, description		As a result of such change each ADR represents 50 ordinary shares of the Company as of December 31, 2017.
ADS [Member]
General (Textual)
Change in ratio of ordinary shares, description
The Company effected a change in the ratio of its ordinary shares per ADS from 5 ordinary shares per ADS to 50 ordinary shares per ADS. The change in the ordinary shares ratio for the ADSs had the same effect as a 1-for-10 reverse stock split of the ADSs (hereinafter – the “Revenue Split”).